                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-1 between the Company and Norwest Bank Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from January 1, 1997 to January 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of February, 1997.

                                  GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  ---------------------------
                                    Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997

                            CUSIP#'S  393505-LA8,LB7,LC4,LD2,LE0
                            TRUST ACCOUNT #13210501
                            REMITTANCE DATE: 2/17/97

                                                          Total $                       Per $1,000
                                                           Amount                         Original
                                                     ------------------             -------------------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                                       $5,030,066.84

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any)
     withdrawn for prior Remittance Date                           0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                                 $5,030,066.84

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(5.50%)                     5.50%
          b. Class A-1 Interest                              411,629.01                      3.43024176
          c. Class A-2 Remittance Rate(5.85%)                     5.85%
          d. Class A-2 Interest                              243,750.00                      4.87500000
          e. Class A-3 Remittance Rate(6.20%)                     6.20%
          f. Class A-3 Interest                              180,833.33                      5.16666657
          g. Class A-4 Remittance Rate(6.50%)                     6.50%
          h. Class A-4 Interest                              270,833.33                      5.41666660
          i. Class A-5 Remittance Rate(7.00%)                     7.00%
          j. Class A-5 Interest                              443,041.67                      5.83333338

 (3)      Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                              .00                             .00

 (4)      Remaining:
          a. Unpaid Class A Interest
             Shortfall                   .00                        .00

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 2



                        CUSIP#'S  393505-LA8,LB7,LC4,LD2,LE0
                        TRUST ACCOUNT #13210501
                        REMITTANCE DATE: 2/17/97

B.     Principal
       (5) Formula Principal Distribution
           Amount                                  2,207,621.96                 N/A
           a. Scheduled Principal                    502,451.46                 N/A
           b. Principal Prepayments                1,406,266.29                 N/A
           c. Liquidated Contracts                   298,904.21                 N/A
           d. Repurchases                                   .00                 N/A
       (6) Pool Scheduled Principal
            Balance                              366,369,097.06        918.75537342
      (6a) Pool Factor                                .91875537

       (7) Unpaid Class A Principal Shortfall
           (if any)following prior
           Remittance date                                  .00

       (8) Class A Percentage for such Remittance
            Date                                         91.34%

       (9) Class A Percentage for the following
            Remittance Date                              91.29%

      (10) Class A Principal Distribution:
           a. Class A-1                            2,207,621.96         18.39684967
           b. Class A-2                                     .00                 .00
           c. Class A-3                                     .00                 .00
           d. Class A-4                                     .00                 .00
           e. Class A-5                                     .00                 .00

      (11) Class A-1 Principal Balance            87,602,344.06        730.01953383
     (11a)       Class A-1 Pool Factor                .73001953

      (12) Class A-2 Principal Balance            50,000,000.00        1000.0000000
     (12a)       Class A-2 Pool Factor               1.00000000

      (13) Class A-3 Principal Balance            35,000,000.00        1000.0000000
     (13a)       Class A-3 Pool Factor               1.00000000

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 3

                         CUSIP#'S   393505-LA8,LB7,LC4,LD2,LE0
                         TRUST ACCOUNT #13210501
                         REMITTANCE DATE: 2/17/97

 (14)       Class A-4 Principal Balance                50,000,000.00          1000.0000000
(14a)       Class A-4 Pool Factor                         1.00000000

    (15)    Class A-5 Principal Balance                75,950,000.00          1000.0000000
   (15a)    Class A-5 Pool Factor                         1.00000000

    (16)    Unpaid Class A Principal Shortfall
            (if any) following current Remittance
            Date                                                 .00

C. Aggregate Scheduled Balances and Number of Delinquent Contracts as of Determination Date

    (17)    31-59 days                                  3,565,634.82                   109

    (18)    60 days or more                             4,991,812.50                   137

    (19)    Current Month Repossessions                   913,191.91                    28

    (20)    Repossession Inventory                      3,840,005.62                   115

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in February 2000)

(21) Average Sixty-Day Delinquency Ratio Test

     (a)    Sixty-Day Delinquency Ratio for current
            Remittance Date                                                          1.36%

     (b)    Average Sixty-Day Delinquency Ratio (arithmetic
            average of ratios for this month and two preceding
            months; may not exceed 3.5%)                                             1.30%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 4

                         CUSIP#'S   393505-LA8,LB7,LC4,LD2,LE0
                         TRUST ACCOUNT #13210501
                         REMITTANCE DATE: 2/17/97

(22)  Average Thirty-Day Delinquency Ratio Test

  (a) Thirty-Day Delinquency Ratio for current
      Remittance Date                                             .97%

  (b) Average Thirty-Day Delinquency Ratio (arithmetic
      average of ratios for this month and two preceding
      months; may not exceed 5.5%)                               1.04%

(23)  Cumulative Realized Losses Test

  (a) Cumulative Realized Losses for the current Remittance
      Date (as a percentage of Cut-off Date Pool Principal
      Balance; may not exceed 5.5% from February 1, 2000 to
      January 31, 2001, 6.5% from February 1, 2001 to
      January 31, 2002, 8.5% from February 1, 2002 to
      January 31, 2003 and 9.5% thereafter)                      0.15%

(24)  Current Realized Losses Test

  (a) Current Realized Losses for current Remittance Date 144,146.92

  (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
      arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
      may not exceed 2.25%)                                      0.32%

(25)  Class M-1 Principal Balance Test

  (a) The sum of Class M-1 Principal Balance and Class B
      Principal Balance (before distributions on current
      Remittance Date) divided by Pool Scheduled Principal
      Balance as of preceding Remittance Date (may not
      exceed 25.5%)                                             18.40%

GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.00%
 PASS-THROUGH CERTIFICATES, SERIES 1996-1
          CLASS M1 CERTIFICATES
              MONTHLY REPORT                          CUSIP#'S 393505LF7
               JANUARY 1997                           TRUST ACCOUNT #13210501
                  Page 5                              REMITTANCE DATE: 2/17/97

(26)       Class B Principal Balance Test

     (a)   Class B Principal Balance (before any distributions
           on current Remittance Date) as of such Remittance date
           greater than $7,975.335.00                                 .00%

     (b)   Class B Principal Balance (before any distributions
           on current Remittance Date) divided by pool Scheduled
           Principal Balance as of preceding Remittance Date is
           equal to or greater than 12.00%                           8.66%

                                                                Total $            Per $1,000
                                                                 Amount             Original
                                                              -------------       -------------
CLASS M1 CERTIFICATES
-----------------------
(27) Amount available (including Monthly
     Servicing Fee)                                            1,272,357.54

A.   Interest
(28) Aggregate interest
     a. Class M-1 Remittance Rate (7.00%,
         unless Weighted Average Contract
         Rate is below 7.00%)                                          7.00%
     b. Class M-1 Interest                                       209,416.67          5.83333343

(29) Amount applied to Class M-1 Interest
      Deficiency Amount                                                 .00                   0

(30) Remaining unpaid Class M-1 Interest
      Deficiency Amount                                                 .00                   0

(31) Amount Applied to:
     a. Unpaid Class M-1 Interest Shortfall                             .00                   0

(32) Remaining:
     a. Unpaid Class M-1 Interest Shortfall                             .00                   0

B.   Principal
(33) Formula Principal Distribution Amount
     a. Scheduled Principal                                             .00                 N/A
     b. Principal Prepayments                                           .00                 N/A
     c. Liquidated Contracts                                            .00                 N/A
     d. Repurchases                                                     .00                 N/A

          GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%, 7.30%
     PASS-THROUGH CERTIFICATES, SERIES 1996-1
               CLASS B CERTIFICATES
                  MONTHLY REPORT
                   JANUARY 1997                      CUSIP#'S 393505LG5,LH3
                      Page 6                         REMITTANCE DATE: 2/17/97

(34)  Class M-1 Principal Balance                  35,900,000.00   1000.00000000
(34a) Class M-1 Pool Factor                           1.00000000
(35)  Class M-1 Percentage for such Remittance
      Date                                                  .00%
(36)  Class M-1 Percentage for the following
      Remittance Date                                       .00%
(37)  Class M-1 Principal Distribution:
      a.  Class M-1 (current)                                .00      0.00000000
      b.  Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance Date           .00

(38)  Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance
      Date                                                   .00

                                                Total  $                          Per $1,000
                                                 Amount                            Original
                                           ---------------------                ---------------

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                 1,062,940.87

(2)  Class B-1 Remittance Rate (6.95% unless
     Weighted Average Contract Rate is
     below 6.95%)                                          6.95%

(3)  Aggregate Class B1 Interest                       92,377.08                     5.79166646

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                   .00                            .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                      .00                            .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                       .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                       .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date                .00

          GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%, 7.30%
     PASS-THROUGH CERTIFICATES, SERIES 1996-1
               CLASS B CERTIFICATES
                  MONTHLY REPORT
                   JANUARY 1997                  CUSIP#'S 393505LG5,LH3
                      Page 7                     REMITTANCE DATE: 2/17/97

(8a)     Class B Percentage for such Remittance Date        .00

(8b)     Class B Percentage for the following
         Remittance Date                                    .00

(9)      Current Principal(Class B Percentage of
         Formula Principal Distribution Amount)             .00

(10a)    Class B1 Principal Shortfall                       .00

(10b)    Unpaid Class B1 Principal Shortfall                .00

(11)     Class B Principal Balance                31,916,753.00

(12)     Class B1 Principal Balance               15,950,000.00



Class B2 Certificates                                                              Total  $                Per $1,000
---------------------
                                                                                    Amount                  Original
                                                                               -----------------      --------------------

(13)    Remaining Amount Available                                                    970,563.79

(14)    Class B-2 Remittance Rate (7.30%
        unless Weighted Average Contract
        Rate is less than 7.30%)                                                           7.30%

(15)    Aggregate Class B2 Interest                                                    97,131.08                6.08333329

(16)    Amount applied to Unpaid Class
        B2 Interest Shortfall                                                                .00                       .00

(17)    Remaining Unpaid Class B2
        Interest Shortfall                                                                   .00                       .00

(18)    Unpaid Class B2 Principal Shortfall
        (if any) following prior Remittance
        Date                                                                                 .00

(19)    Class B2 Principal Liquidation Loss Amount                                           .00

(20)    Class B2 Principal (zero until Class
        B1 paid down; thereafter, Class B
        Percentage of Formula Principal
        Distribution Amount)                                                                 .00

(21)    Guarantee Payment                                                                    .00

          GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%, 7.30%
PASS-THROUGH CERTIFICATES, SERIES 1996-1
          CLASS B CERTIFICATES
               MONTHLY REPORT
                JANUARY 1997
                   Page 8                              CUSIP#'S 393505LG5,LH3
                                                       REMITTANCE DATE: 2/17/97

(22)  Class B2 Principal Balance                              15,966,753.00

(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company or
      Green Tree Financial Corporation is
      not the Servicer; deducted from funds
      remaining after payment of Class A
      Distribution Amount, Class M-1 Distribution
      Amount, Class B-1 Distribution Amount and
      Class B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                                           153,573.63

(24)  Class C Residual Payment                                   719,859.08

(25)  Class M-1 Interest Deficiency on such
      Remittance Date                                                   .00

(26)  Class B-1 Interest Deficiency on such
      Remittance Date                                                   .00

(27)  Repossessed Contracts                                      913,191.91

(28)  Repossessed Contracts Remaining
      in Inventory                                             3,840,005.62

(29)  Weighted Average Contract Rate                                9.79240

                                     GTFC
                                    1996-1
                                 JANUARY 1997
                              Defaulted Contracts

                                                        Estimated
                                                         Loss At
 Account#    Principal     Interest       Amount         Sale Date
 --------    ----------    --------     ----------      -----------
 20313739     23,609.14      129.85      23,738.99         4,297.88
 21319247     14,273.46       78.50      14,351.96        13,041.86
 25328299     22,491.03      123.70      22,614.73        11,766.80
 28322566     12,253.26       67.39      12,320.65         2,038.30
 37317722      5,643.46       31.03       5,674.49         6,110.34
 40315724     33,595.90      184.77      33,780.67        12,188.36
 44301009     18,594.10      102.26      18,696.36         8,382.74
 46301739     22,182.10      122.00      22,304.10         3,442.29
 65314686     14,203.57       78.11      14,281.68         4,167.30
 65314740     13,842.38       76.13      13,918.51        12,381.99
 75327087     20,796.06      114.37      20,910.43        10,698.37
 77326070     18,932.32      104.12      19,036.44        10,306.73
 90324024     23,057.24      126.81      23,184.05        11,735.87
 90324034     10,033.50       55.18      10,088.68         6,167.84
 93314545     18,534.59      101.94      18,636.53         3,633.67
 93314590     11,055.55       60.80      11,116.35         5,913.20
 94303242     15,806.55       86.93      15,893.48        13,877.86


 TOTALS     $298,904.21   $1,643.89    $300,548.10      $140,151.40
            ===========   =========    ===========      ===========